INVESCO TECHNOLOGY SECTOR FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 3/31/2011
FILE NUMBER : 811-3826
SERIES NO.: 22

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                    9,117

        2  Number of shares outstanding of a second class
           of open-end  company shares (000's Omitted)
           Class B                                                      804
           Class C                                                    1,031
           Class Y                                                       31

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                  $ 11.70
        2  Net asset value per share of a second class
           of open-end company shares (to nearest cent)
           Class B                                                  $ 10.47
           Class C                                                  $ 10.46
           Class Y                                                  $ 12.10

INVESCO VAN KAMPEN MID CAP GROWTH FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 3/31/2011
FILE NUMBER : 811-3826
SERIES NO.: 23

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                   46,741
        2  Number of shares outstanding of a second class
           of open-end company shares (000's Omitted)
           Class B                                                    5,941
           Class C                                                    4,679
           Class R                                                      372
           Class Y                                                    1,300
           Institutional Class                                            1

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                  $ 31.79
        2  Net asset value per share of a second class
           of open-end company shares (to nearest cent)
           Class B                                                  $ 27.91
           Class C                                                  $ 27.47
           Class R                                                  $ 31.59
           Class Y                                                  $ 32.27
           Institutional Class                                      $ 32.24

INVESCO VAN KAMPEN SMALL CAP VALUE FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 3/31/2011
FILE NUMBER : 811-3826
SERIES NO.: 24

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                   54,557
        2  Number of shares outstanding of a second class
           of open-end company shares (000's Omitted)
           Class B                                                    2,325
           Class C                                                    8,539
           Class Y                                                    9,217

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                  $ 19.17
        2  Net asset value per share of a second class
           of open-end company shares (to nearest cent)
           Class B                                                  $ 17.42
           Class C                                                  $ 17.17
           Class Y                                                  $ 19.38

INVESCO VAN KAMPEN UTILITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 3/31/2011
FILE NUMBER : 811-3826
SERIES NO.: 25

72DD.    1  Total income dividends for which record
            date passed during the period. (000's Omitted)
            Class A                                                 $ 3,436
         2  Dividends for a second class of open-end
            company shares (000's Omitted)
            Class B                                                 $   302
            Class C                                                 $   245
            Class Y                                                 $    16

 73A.       Payments per share outstanding during
            the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                 $0.6394
         2  Dividends for a second class of
            open-end company shares (form nnn.nnnn)
            Class B                                                 $0.5072
            Class C                                                 $0.5070
            Class Y                                                 $0.6825

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                   5,117
         2  Number of shares outstanding of a second class
            of open-end company shares (000's Omitted)
            Class B                                                     503
            Class C                                                     459
            Class Y                                                      16

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                 $ 17.91
         2  Net asset value per share of a second class
            of open-end company shares (to nearest cent)
            Class B                                                 $ 17.82
            Class C                                                 $ 17.82
            Class Y                                                 $ 17.91

INVESCO VAN KAMPEN VALUE OPPORTUNITIES FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 3/31/2011
FILE NUMBER : 811-3826
SERIES NO.: 26

72DD.    1  Total income dividends for which record
            date passed during the period. (000's Omitted)
            Class A                                                 $   428
         2  Dividends for a second class
            of open-end company shares (000's Omitted)
            Class B                                                 $     -
            Class C                                                 $     5
            Class Y                                                 $    59

 73A.       Payments per share outstanding during the
            entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                 $0.0921
         2  Dividends for a second class
            of open-end company shares (form nnn.nnnn)
            Class B                                                 $     -
            Class C                                                 $0.0057
            Class Y                                                 $0.1398

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                   4,396
         2  Number of shares outstanding of a second class
            of open-end company shares (000's Omitted)
            Class B                                                     751
            Class C                                                     820
            Class Y                                                     479

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                 $  9.98
         2  Net asset value per share of a second class
            of open-end company shares (to nearest cent)
            Class B                                                 $  9.84
            Class C                                                 $  9.80
            Class Y                                                 $  9.93